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                                                                  EXHIBIT 10.5.2

EXECUTION COPY

                           FIRST FEDERAL OF THE SOUTH

                        GUARANTY OF EMPLOYMENT AGREEMENT

                                 OCTOBER 1, 2000

                                 (RUTH M. ROPER)

                  THIS AGREEMENT to guarantee and provide certain payments and obligations under an employment agreement (the "Guaranty") is entered into, as of the first day of October, 2000 (the "Effective Date"), by and among SouthFirst Bancshares, Inc. ("SouthFirst'), First Federal of the South (the "Bank"), Pension & Benefit Financial Services, Inc., f/k/a "Benefit Financial Services, Inc.," (the "Company") and Ruth M. Roper (the "Employee").

WHEREAS, in April, 1997, the Company was acquired by SouthFirst, the sole shareholder of the Bank; and

WHEREAS, upon the grant of limited trust powers from the Office of Thrift Supervision to the Bank, on September 9, 1998, to be exercised by and through the Company, as the operating subsidiary of the Bank, SouthFirst, in September, 1998, transferred the ownership of the Company to the Bank; and

WHEREAS, upon such transfer, the Company became the wholly-owned operating subsidiary of the Bank; and

WHEREAS, the Employee is Executive Vice President of the Company, a position she has held since she joined the Company in 1997, immediately following the acquisition by the Company of substantially all of the assets of Lambert, Massey, Roper & Taylor, Inc., an employee benefits consulting firm based in Montgomery, Alabama, for which the Employee had served as an employee and executive officer since 1983; and

WHEREAS, the Company and the Employee, in April, 1997, entered into that certain employment agreement, which was amended and restated as of October 1, 2000 (the "Employment Agreement"); and

WHEREAS, it was the intent of the parties hereto, to provide assurances to the Employee regarding the performance of each obligation of the Company provided for, and specified in, the Employment Agreement.

                  NOW, THEREFORE, it is AGREED as follows:

         1. SouthFirst and the Bank hereby agree that, to the extent permitted by law, and subject to the terms and conditions of the Employment Agreement, each of them shall be jointly and
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severally liable, with each other and with the Company, for the payment of all amounts due to the Employee under the Employment Agreement and for the performance of all obligations of the Company to, or on behalf of, the Employee under the Employment Agreement.

         2. In the event that any dispute arises between the Employee and the Bank and/or SouthFirst, as to the terms or interpretation of this Guaranty, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Guaranty or to defend against any action taken by the Bank and/or SouthFirst, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall have obtained a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank and/or SouthFirst appropriate written evidence of any costs or expenses incurred by the Employee, which evidence may be in the form, among other things, of a canceled check or receipt.

         3. This Guaranty shall inure to the benefit of, and be binding upon, any successor of the Bank and/or SouthFirst which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank and/or SouthFirst.

         4. No amendments or additions to this Guaranty shall be binding unless made in writing and signed by each of the parties.

         5. The laws of the State of Alabama shall govern this Guaranty in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         6. The provisions of this Guaranty shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         7. This Guaranty, together with any understanding or modifications thereof, as agreed to in writing by the parties, shall constitute the entire agreement between the parties with respect to subject thereof. Further, should any provision of this Guaranty give rise to a discrepancy or conflict with respect to any applicable law or regulation, then the applicable law or regulation shall control the relevant construction and operation of this Guaranty.



                            [EXECUTION PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties have executed this Guaranty, as of the day and year first hereinabove written.


ATTEST:                               "SouthFirst"
                                      SOUTHFIRST BANCSHARES, INC.



                                      BY:
-------------------------------          --------------------------------------
Secretary                                Its:
                                             ----------------------------------


ATTEST:                               "Bank"
                                      FIRST FEDERAL OF THE SOUTH



                                      BY:
-------------------------------          --------------------------------------
Secretary                                Its:
                                             ----------------------------------


ATTEST:                               "Company"
                                      PENSION & BENEFIT FINANCIAL
                                      SERVICES, INC.



                                      BY:
-------------------------------          --------------------------------------
Secretary                                Its:
                                             ----------------------------------


WITNESS:                              "Employee"
                                      RUTH M. ROPER



-------------------------------       -----------------------------------------
                                      Ruth M. Roper


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